                                                                    EXHIBIT 24.2

                                 AMF GROUP INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Group Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------
/s/ Thomas R. Wall, IV
---------------------------------------------     Director
THOMAS R. WALL, IV

/s/ Stephen E. Hare                               Executive Vice President, Treasurer
---------------------------------------------     Chief Financial Officer and Director
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and Corporate
---------------------------------------------     Controller
MICHAEL P. BARDARO                                (Chief Accounting Officer)

                            AMF GROUP HOLDINGS INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Group Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial and Accounting Officer)

                           AMF BOWLING HOLDINGS INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard                            President, Assistant Secretary and
---------------------------------------------     Director
DOUGLAS J. STANARD                                (Principal Executive Officer)

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro
---------------------------------------------     Vice President and Secretary
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                       AMF BOWLING CENTERS HOLDINGS INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Centers Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Assistant Treasurer, Secretary and
---------------------------------------------     Corporate Controller
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                               AMF BOWLING, INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard
---------------------------------------------     Chief Executive Officer and Director
DOUGLAS J. STANARD                                (Principal Executive Officer)

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Corporate Controller
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                  AMF WORLDWIDE BOWLING CENTERS HOLDINGS INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Worldwide Bowling Centers Holdings Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Assistant Treasurer
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                      AMF BOWLING CENTERS SWITZERLAND INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Centers Switzerland, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard
---------------------------------------------     Vice President, Assistant Secretary and
DOUGLAS J. STANARD                                Director

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Assistant Treasurer
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                 AMF BOWLING CENTERS (AUST) INTERNATIONAL INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Centers (Aust) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Assistant Treasurer
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                AMF BOWLING CENTERS (CANADA) INTERNATIONAL INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Centers (Canada) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Assistant Treasurer
MICHAEL P. BARDARO                                (Principal Accounting Officer)

               AMF BOWLING CENTERS (HONG KONG) INTERNATIONAL INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF Bowling Centers (Hong Kong) International Inc. whose signature appears below constitutes and appoints Richard A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                             TITLE
---------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare
---------------------------------------------     Chief Financial Officer and Treasurer
STEPHEN E. HARE                                   (Principal Financial Officer)

/s/ Michael P. Bardaro                            Vice President, Secretary and
---------------------------------------------     Assistant Treasurer
MICHAEL P. BARDARO                                (Principal Accounting Officer)

                     AMF BOWLING CENTERS INTERNATIONAL INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of AMF Bowling Centers International Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------
/s/ Douglas J. Stanard
--------------------------------------------     Vice President, Secretary and Director
DOUGLAS J. STANARD

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President and Assistant Secretary
--------------------------------------------     (Principal Accounting Officer)
MICHAEL P. BARDARO

                              AMF BCO-UK ONE, INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF BCO-UK One, Inc. whose signature appears below constitutes and appoints Richard
A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard                           Chief Executive Officer, Assistant
--------------------------------------------     Secretary and Director
DOUGLAS J. STANARD                               (Principal Executive Officer)

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                              AMF BCO-UK TWO, INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF BCO-UK TWO, Inc. whose signature appears below constitutes and appoints Richard
A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard                           Chief Executive Officer, Assistant
--------------------------------------------     Secretary and Director
DOUGLAS J. STANARD                               (Principal Executive Officer)

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                            AMF BCO-FRANCE ONE, INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF BCO-France One, Inc. whose signature appears below constitutes and appoints Richard A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                            AMF BCO-FRANCE TWO, INC.
                               POWER OF ATTORNEY

     Know all men by these presents, that each director and/or officer of AMF BCO-France Two, Inc. whose signature appears below and the Authorized Representative in the United States whose signature appears below constitutes and appoints Richard A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                        AMF BOWLING CENTERS SPAIN, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of AMF Bowling Centers Spain, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------
/s/ Douglas J. Stanard                           Vice President, Assistant Secretary
--------------------------------------------     and Director
DOUGLAS J. STANARD                               (Principal Executive Officer)

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President and Secretary
--------------------------------------------     (Principal Accounting Officer)
MICHAEL P. BARDARO

                        AMF BOWLING MEXICO HOLDING, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of AMF Bowing Mexico Holding, Inc. whose signature appears below constitutes and appoints Richard A. Friedman And Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard                           Chief Executive Officer, Assistant
--------------------------------------------     Secretary and Director
DOUGLAS J. STANARD                               (Principal Executive Officer)

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                               BOLICHES AMF, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of Boliches AMF, Inc. whose signature appears below constitutes and appoints Richard A. Friedman and Terence M. O'Toole and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Douglas J. Stanard                           Chief Executive Officer, Assistant
--------------------------------------------     Secretary and Director
DOUGLAS J. STANARD                               (Principal Executive Officer)

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                              AMF BCO-CHINA, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of AMF BCO-China, Inc. whose signature appears below constitutes and appoints Richard
A. Friedman and Terence M. O'Toole, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)

                        AMF BOWLING CENTERS CHINA, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that each director and/or officer of AMF Bowling Centers China, Inc. whose signature appears below constitutes and appoints Richard A. Friedman, Terence M. O'Toole and Douglas J. Stanard and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 initially with the Securities and Exchange Commission on May 31, 1996, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: April 28, 1997

                    NAME                                            TITLE
--------------------------------------------     --------------------------------------------

/s/ Stephen E. Hare                              Chief Financial Officer and Treasurer
--------------------------------------------     (Principal Financial Officer)
STEPHEN E. HARE

/s/ Michael P. Bardaro                           Vice President, Secretary and Assistant
--------------------------------------------     Treasurer
MICHAEL P. BARDARO                               (Principal Accounting Officer)